UBS PACE

Prospectus & SAI Supplement

PACE® Select Advisors Trust

PACE® Large Co Value Equity Investments

PACE® Alternative Strategies Investments

Supplement to the prospectuses relating to Class A, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated March 31, 2014, as supplemented

July 15, 2014

Dear Investor,

The purpose of this supplement is to update certain information regarding the following series of PACE Select Advisors Trust (the "Trust"): PACE Large Co Value Equity Investments and PACE Alternative Strategies Investments (each a "fund" and together the "funds").

First, with respect to PACE Large Co Value Equity Investments, this supplement updates information related to the portfolio management teams for Pzena Investment Management, LLC ("Pzena") and Institutional Capital LLC ("ICAP"), investment advisors to the fund. Antonio DeSpirito, III is no longer a portfolio manager for the portion of the fund's assets managed by Pzena. Richard S. Pzena, John P. Goetz and Benjamin S. Silver remain primarily responsible for the day-to-day management of Pzena's portion of the fund's assets. Thomas R. Wenzel is no longer a portfolio manager for the portion of the fund's assets managed by ICAP. Andrew P. Starr and Matthew T. Swanson have been added as additional portfolio managers for the portion of the fund's assets managed by ICAP. Jerrold K. Senser and Thomas M. Cole also remain primarily responsible for the day-to-day management of ICAP's portion of the fund's assets.

Second, with respect to PACE Alternative Strategies Investments, this supplement updates information regarding the fund's investment advisory arrangements. At the recommendation of UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, the Trust's Board of Trustees has appointed AQR Capital Management, LLC ("AQR") to serve as a new, additional investment advisor to the fund. AQR will assume investment advisory responsibility with respect to a portion of the fund's portfolio effective on or around July 15, 2014. UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and First Quadrant L.P. ("First Quadrant") will continue to serve as the fund's other investment advisors. These changes are described in more detail below.

I. PACE Large Co Value Equity Investments

Effective immediately, the Prospectuses and SAI are hereby revised as follows:

The Prospectuses and SAI are revised to remove all references and disclosure related to Antonio DeSpirito, III and Thomas R. Wenzel as portfolio managers for the portions of the fund's assets managed by Pzena and ICAP, respectively.

ZS-677

The section captioned "PACE Large Co Value Equity Investments Fund summary" and sub-captioned "Portfolio managers" on page 37 of the Multi-Class Prospectus and page 35 of the Class P Prospectus is revised by replacing the first bullet point of that section in its entirety with the following:

•  ICAP—Jerrold K. Senser, Chief Executive Officer and Chief Investment Officer, has been a portfolio manager of the fund since July 2000. Thomas M. Cole, Senior Executive Vice President and Deputy Chief Investment Officer, has been a portfolio manager of the fund since July 2012. Andrew P. Starr, Executive Vice President and Director of Research, and Matthew T. Swanson, Executive Vice President and senior member of ICAP's Global Research Team and the Investment Committee, have been portfolio managers of the fund since July 2014.

The section captioned "Management" and sub-captioned "PACE Large Co Value Equity Investments" beginning on page 127 of the Multi-Class Prospectus and page 122 of the Class P Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

The investment decisions for the fund are made through a team approach, with all of the ICAP investments professionals contributing to the process. Jerrold K. Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson are primarily responsible for the day-to-day management of the fund. Mr. Senser has been managing the fund since July 2000, Mr. Cole since July 2012, and Messrs. Starr and Swanson since July 2014. Jerrold K. Senser is the Chief Executive Officer and Chief Investment Officer of ICAP. Mr. Senser heads the investment team and is the lead portfolio manager for all of ICAP's investment strategies. Thomas M. Cole is Senior Executive Vice President and Deputy Chief Investment Officer and is a senior member of the investment team. Mr. Cole serves as a lead portfolio manager for all of ICAP's investment strategies. Mr. Cole also leads the firm's investment research efforts. Mr. Cole has been with ICAP since 2012 and in the industry since 1985. Mr. Cole was with UBS Global Asset Management for 11 years (from 2001 to 2012) and held the position of Head of US Equities where he had portfolio management responsibility for all US value portfolios. Andrew P. Starr, CFA, joined ICAP in 1998 and serves as Executive Vice President and Director of Research. Mr. Starr also leads ICAP's Energy and Basic Industries sector research. Matthew T. Swanson, CFA, joined ICAP in 1999 and serves as Executive Vice President and is a senior member of ICAP's Global Research Team and the Investment Committee. Mr. Swanson also leads ICAP's Health Care sector research.

The section captioned "Portfolio managers" and sub-captioned "PACE Large Co Value Equity Investments—Institutional Capital LLC, Pzena Investment Management, LLC, Robeco Investment Management, Inc. and Los Angeles Capital Management and Equity Research, Inc." beginning on page 157 of the SAI is revised by replacing the first paragraph, table and fourth paragraph in that section in their entirety with the following:

Institutional Capital LLC.

Jerrold K. Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson are primarily responsible for the day-to-day management of the portion of the fund allocated to ICAP. The following table provides information relating to other accounts managed collectively by Jerrold K. Senser, Thomas M. Cole, Andrew P. Starr and Matthew T. Swanson and other members of the investment team as of June 30, 2014:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	16	13	117
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	10
Assets Managed (in millions)	$14,982	$1,965	$11,773
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$1,356

Ownership of fund shares. As of June 30, 2014, none of the portfolio managers owned shares of the fund.

II. PACE Alternative Strategies Investments

Effective on or around July 15, 2014, the Prospectuses and SAI are hereby revised as follows:

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Principal strategies—Principal investments" on page 66 of the Multi-Class Prospectus and beginning on page 64 of the Class P Prospectus is revised by replacing the second sentence of the third paragraph of that section in its entirety with the following:

The derivatives in which the fund may invest include options (on indices), futures (on indices), and currency forward agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices).

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Management process" beginning on page 66 of the Multi-Class Prospectus and page 65 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and AQR Capital Management, LLC ("AQR") currently serve as the fund's other investment advisors.

The same section of each Prospectus is revised by adding the following after the sixth paragraph of that section:

AQR employs its managed futures strategy by taking both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across three major asset classes (currencies, fixed income and equities). Generally, AQR invests its portion of the fund's assets in certain derivative instruments, including but not limited to, global developed and emerging market equity index futures, global developed bond futures, interest rate futures, global developed and emerging market currency forwards and swaps on futures or indices. There are no geographic limits on the market exposure of the portion of the fund's assets managed by AQR.

AQR's principal investment approach utilizes proprietary quantitative models to identify price trends in equity, fixed income and currency instruments or markets. Once a trend is determined, AQR will enter into a long or short position in a particular instrument reflective of this trend. The size of the position taken will relate to AQR's confidence in the trend continuing as well as AQR's estimate of the instrument's risk. AQR generally expects that the portion of the fund it manages will have exposure in long and short positions across each of the currency, fixed income and equity asset classes, but at any one time the portfolio may emphasize one or two of the asset classes or a limited number of exposures within an asset class.

A significant portion of the fund's portfolio managed by AQR may be invested in high-quality money market and other short-term securities, including but not limited to, U.S. Government securities, repurchase agreements, cash, or cash equivalents. These investments may serve as collateral for the portion's other investments and may also provide the portion of the fund managed by AQR with additional income and liquidity.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Principal risks" beginning on page 67 of the Multi-Class Prospectus and page 66 of the Class P Prospectus is revised by inserting the following paragraph at the end of the section:

US Government securities risk: There are different types of US government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a US government-sponsored entity, such as Federal National Mortgage Association ("Fannie Mae") or Federal Home Loan Mortgage Corporation ("Freddie Mac"), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the US Treasury and are therefore riskier than those that are.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Risk/return bar chart and table" on page 70 of the Multi-Class Prospectus and beginning on page 68 of the Class P Prospectus is revised by inserting the following before the final sentence of the first paragraph:

AQR assumed day-to-day management of a separate portion of the fund's assets on July 15, 2014.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Investment manager and advisors" on page 70 of the Multi-Class Prospectus and page 69 of the Class P Prospectus is revised by replacing that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the fund's manager and one of the fund's investment advisors. In addition to UBS Global AM, Analytic Investors, First Quadrant, Standard Life Investments and AQR serve as the fund's other investment advisors.

The section captioned "PACE Alternative Strategies Investments Fund summary" and sub-captioned "Portfolio managers" on page 71 of the Multi-Class Prospectus and page 69 of the Class P Prospectus is revised by adding the following as the fourth bullet point of that section:

•  AQR—Clifford S. Asness, Ph.D., M.B.A., Managing and Founding Principal of AQR, John M. Liew, Ph. D., M.B.A., Founding Principal of AQR, Brian K. Hurst, Principal of AQR, Yao Hua Ooi, Principal of AQR, and Ari Levine, M.S., Vice President of AQR, have been portfolio managers of the fund since July 15, 2014.

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Principal strategies—Principal investments" on page 98 of the Multi-Class

Prospectus and page 97 of the Class P Prospectus is revised by replacing the second sentence of the third paragraph of that section in its entirety with the following:

The derivatives in which the fund may invest include options (on indices), futures (on indices), currency forward agreements and swap agreements (specifically, interest rate swaps and swaps on futures or indices).

The section captioned "More information about the funds—PACE Alternative Strategies Investments" and sub-captioned "Management process" beginning on page 98 of the Multi-Class Prospectus and page 97 of the Class P Prospectus is revised by replacing the third sentence of the first paragraph of that section with the following:

In addition to UBS Global AM, Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and AQR Capital Management, LLC ("AQR") currently serve as the fund's other investment advisors.

The same section of each Prospectus is revised by replacing the second paragraph of that section in its entirety with the following:

Analytic Investors, First Quadrant, Standard Life Investments, AQR and UBS Global AM employ the following portfolio management strategies:

•  Long/Short Global Equity Strategy (Analytic Investors);

•  Global Macro Strategy (First Quadrant);

•  Global Multi-Asset Strategy (Standard Life Investments);

•  Managed Futures Strategy (AQR); and

•  Completion Strategy (UBS Global AM).

The same section of each Prospectus is revised by inserting the following as the fourth subsection of that section:

Managed Futures Strategy—AQR employs its managed futures strategy by taking both long and short positions in a portfolio of futures contracts, futures related instruments, forward contracts and swaps across three major asset classes (currencies, fixed income and equities). Generally, AQR invests its portion of the fund's assets in certain derivative instruments, including but not limited to, global developed and emerging market equity index futures, global developed bond futures, interest rate futures, global developed and emerging market currency forwards and swaps on futures or indices. There are no geographic limits on the market exposure of the portion of the fund's assets managed by AQR. Currently, AQR will not invest its portion of the fund's assets in commodity-related instruments.

AQR's principal investment approach utilizes proprietary quantitative models to identify price trends in equity, fixed income and currency instruments or markets. Once a trend is determined, AQR will enter into a long or short position in a particular instrument reflective of this trend. The owner of a "long" position in a derivative instrument will benefit from an increase in the price of the underlying security or instrument. The owner of a "short" position in a derivative instrument will benefit from a decrease in the price of the underlying security or instrument. The size of the position taken will relate to AQR's confidence in the trend continuing as well as AQR's estimate of the instrument's risk.

AQR generally expects that the portion of the fund it manages will have exposure in long and short positions across each of the currency, fixed income and equity asset classes, but at any one time the portfolio may emphasize one or two of the asset classes or a limited number of exposures within an asset class. AQR expects the value of the portion of the fund's assets it manages to be volatile because of the significant use of instruments that have a leveraging effect. Volatility is a statistical measurement of the dispersion of returns of a security or fund or index, as measured by the annualized standard deviation of its returns.

A significant portion of the fund's portfolio managed by AQR may be invested in high-quality money market and other short-term securities, including but not limited to, U.S. Government securities, repurchase agreements, cash, or cash equivalents. These investments may serve as collateral for the portion's other investments and may also provide the portion of the fund managed by AQR with additional income and liquidity.

The section captioned "Additional information about investment objectives, principal risks and investment strategies" and sub-captioned "Additional information about principal risks" beginning on page 101 of the Multi-Class Prospectus and page 100 of the Class P Prospectus is revised by inserting an "X" in the row labeled "US government securities risk" for PACE Alternative Strategies Investments.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 135 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant, L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), AQR Capital Management, LLC ("AQR") and UBS Global AM serve as investment advisors for PACE Alternative Strategies Investments.

The section captioned "Management" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 135 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by adding the following as the final paragraphs of that section:

AQR, located at Two Greenwich Plaza, Greenwich, CT 06830, is an investment management firm founded in 1998. As of April 30, 2014, AQR had approximately $107.4 billion in assets under management. AQR uses a team approach in managing its portion of the fund's portfolio. Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., Brian K. Hurst, Yao Hua Ooi and Ari Levine, M.S., share authority and responsibility for research and the day-to-day management of the fund's portfolio.

Clifford S. Asness, Ph.D., M.B.A., is the Managing and Founding Principal of AQR. Dr. Asness cofounded AQR in 1998 and serves as its chief investment officer. John M. Liew, Ph.D., M.B.A., is a Founding Principal of AQR. Dr. Liew cofounded AQR in 1998 and heads its Global Asset Allocation team, overseeing the research, portfolio management and trading associated with that strategy. Brian K. Hurst is a Principal of AQR. Mr. Hurst joined AQR in 1998 and is portfolio manager of its risk parity and managed futures strategies. Yao Hua Ooi is a Principal of AQR. Mr. Ooi joined AQR in 2004 and focuses on research and portfolio management of macro- related strategies. Ari Levine, M.S., is a Vice President of AQR. Mr. Levine joined AQR in 2007 and oversees research and manages portfolios for its commodities and managed-futures strategies.

The section captioned "The funds and their investment policies" and sub-captioned "PACE Alternative Strategies Investments" beginning on page 15 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments"), UBS Global AM and AQR Capital Management, LLC ("AQR") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-captioned "PACE Alternative Strategies Investments" on page 102 of the SAI is revised by replacing the first sentence of the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Analytic Investors, LLC ("Analytic Investors"), First Quadrant L.P. ("First Quadrant"), Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments") and AQR Capital Management, LLC ("AQR"), UBS Global AM (not the fund) pays Analytic Investors, First Quadrant, Standard Life Investments and AQR a fee based on the fund's average daily net assets that each manages (UBS Global AM receives no additional compensation from the fund for allocating a portion of its assets to other unaffiliated pooled investment vehicles and index futures).

The same section of the SAI is revised by adding the following as the final paragraph of that section:

AQR is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. ("AQR LP") which has no activities other than holding the interests of AQR Holdings. Clifford S. Asness, Ph.D., M.B.A., may be deemed to control AQR indirectly through his significant ownership of AQR LP.

The section captioned "Proxy voting policies and procedures" and sub-captioned "PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P. and Standard Life Investments (Corporate Funds) Limited" beginning on page 143 of the SAI is revised by adding reference to AQR in the sub-caption and the following as the final subsection of that section:

AQR Capital Management, LLC. Generally, AQR will vote based upon the recommendations of ISS Governance Services ("ISS"). AQR has adopted the Proxy Voting Guidelines employed by ISS for voting proxies. However, AQR will make the ultimate voting decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its clients. Unless prior approval is obtained from AQR's Chief Compliance Officer ("CCO"), AQR will not (i) engage in conduct that involves an attempt to change or influence the control of a public company; (ii) announce its voting intentions and the reasons therefore; or (iii) participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR may not vote proxies.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest sub-section described below in all instances where the recommended vote is not taken.

Conflicts of Interest. Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred by AQR's investment professionals to determine if a conflict of interest exists and will draft a conflicts report for each referral item. The conflicts report will include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The section captioned "Portfolio managers" and sub-captioned "PACE Alternative Strategies Investments—Analytic Investors, LLC, First Quadrant, L.P., Standard Life Investments (Corporate Funds) Limited and UBS Global Asset Management (Americas) Inc." beginning on page 191 of the SAI is revised by adding reference to AQR in the sub-caption and the following as the fourth subsection of that section:

AQR Capital Management, LLC.

Clifford S. Asness, Ph.D., M.B.A., John M. Liew, Ph.D., M.B.A., Brian K. Hurst, Yao Hua Ooi and Ari Levine, M.S. are primarily responsible for the day-to-day management of AQR's allocated portion of the fund's portfolio. The following table provides information relating to other accounts managed collectively by the portfolio managers as of April 30, 2014:

Clifford S. Asness:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	31	36	58
Number of Accounts Managed with Performance-Based Advisory Fees	0	35	18
Assets Managed (in millions)	$17,324	$10,709	$24,281
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$10,406	$7,997

John M. Liew:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	19	28	27
Number of Accounts Managed with Performance-Based Advisory Fees	0	26	9
Assets Managed (in millions)	$15,092	$8,013	$13,109
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$7,209	$4,725

Brian K. Hurst:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	37	22
Number of Accounts Managed with Performance-Based Advisory Fees	0	34	6
Assets Managed (in millions)	$14,259	$23,663	$12,622
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$22,558	$4,853

Yao Hua Ooi:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	13	29	2
Number of Accounts Managed with Performance-Based Advisory Fees	0	26	1
Assets Managed (in millions)	$14,259	$18,106	$393
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$16,770	$73.9

Ari Levine:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	5	31	4
Number of Accounts Managed with Performance-Based Advisory Fees	0	31	2
Assets Managed (in millions)	$2,670	$10,779	$1,871
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$10,779	$855

Potential material conflicts of interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the fund. Because of their positions with the fund, the portfolio managers know the size, timing and possible market impact of the fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the fund.

A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the fund and other accounts, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the fund will not participate in a transaction that is allocated among other accounts or the fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the fund.

AQR and the fund's portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation.

For Portfolio Managers that are Principals. The compensation for each of the portfolio managers that is a Principal of AQR is in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues.

For Portfolio Managers that are not Principals. The compensation for the portfolio managers that are not principals of AQR primarily consists of a fixed base salary and a discretionary bonus. Under AQR's salary administration system, salary increases are granted on a merit basis, and in this regard, salaries are reviewed at least annually under a formal review program. Job performance contributes significantly to the determination of any salary increase; other factors, such as seniority and contributions to AQR are also considered. Discretionary bonuses are determined by the portfolio manager's individual performance, including efficiency, contributions to AQR and quality of work performed. A portfolio manager's performance is not based on any specific fund's or strategy's performance, but is affected by the overall performance of the firm.

Ownership of fund shares. As of May 30, 2014, none of the portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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